EXHIBIT 99.1

EXECUTION COUNTERPART

AMENDMENT NO. 1 (this "Amendment") dated as of May 18, 2005 between DEUTSCHE BANK AG ("Party A") and CHESAPEAKE EXPLORATION LIMITED PARTNERSHIP ("Party B").

Party A and Party B are parties to an ISDA Master Agreement (together with the Schedule and the Credit Support Annex thereto) dated as of May 28, 2004 (as amended from time to time, the "Agreement").

Party A and Party B have entered into the Agreement to provide the terms and conditions on which they will enter into certain natural gas derivative transactions to hedge certain volumes of natural gas production of Party B and certain of its Affiliates. Party B now wishes to enter into (or continue to have outstanding) certain oil derivative transactions with Party A to hedge certain volumes of oil production of Party B and certain of its Affiliates, and Party A and Party B have agreed to add such oil transactions to the type of transactions to be covered by this Agreement, all on and subject to the terms set forth in this Amendment.

Party B has also requested, and (on and subject to the terms set forth herein) Party A has agreed, to amend the Agreement in certain other respects.

Accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions, Etc.

A. General. References in the Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Agreement as amended hereby.

B. Defined Terms. Except as otherwise defined in this Amendment, terms defined in the Agreement are used herein as defined therein. In addition, as used herein, the term "Specified Oil and Gas Provisions" means the terms and provisions set forth in Part 6 of the Schedule to the Agreement as amended hereby.

C. Interpretations. The interpretive provisions in clause (u) of the Specified Oil and Gas Provisions are incorporated herein mutatis mutandis.

Section 2. Addition of Certain Oil Transactions. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Agreement is hereby amended as follows:

A. Title of Part 6. Part 6 of the Schedule to the Agreement is renamed "Specified Oil and Gas Provisions".

B. Certain Conditions for Oil and Gas Transactions. Clause (d) of the Specified Oil and Gas Provisions is amended by restating the introductory paragraph and clause (1) thereof to read as follows:

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"(d)

Certain Conditions for Entering into Specified Oil and Gas Transactions. The parties acknowledge and agree that Party A and Party B may enter into Specified Oil and Gas Transactions with each other at any time and from time to time during the Trading Period (if each of Party A and Party B mutually agree in their sole discretion to do so), provided that each of the following conditions are satisfied both prior to and after giving effect to such Transaction:

(1)	Oil and Gas PFE is less than or equal to Available Capacity (and, if such Transaction is an Oil Transaction, Oil PFE is less than or equal to 5% of Available Capacity);"

C. Oil and Gas PFE. The term "Natural Gas PFE" is renamed "Oil and Gas PFE", and the definition of such term is amended to read in its entirety as follows:

"Oil and Gas PFE" means, as of the date of determination, the sum of Oil PFE and NG PFE as at such date. As used herein:

"NG PFE" means, as of the date of determination, the peak potential future natural gas trading credit exposure to Party B by Party A as determined in good faith by the Calculation Agent taking into account all existing (and, if relevant, proposed) Natural Gas Transactions. For the avoidance of doubt, the Calculation Agent's determination of NG PFE will depend on factors including (a) changes in NYMEX natural gas futures prices, (b) NYMEX natural gas futures implied volatility levels, and (c) delivery volumes remaining at each calendar month until the Facility Termination Date.

"Oil PFE" means, as of the date of determination, the peak potential future oil trading credit exposure to Party B by Party A as determined in good faith by the Calculation Agent taking into account all existing (and, if relevant, proposed) Oil Transactions. For the avoidance of doubt, the Calculation Agent's determination of Oil PFE will depend on factors including (a) changes in NYMEX oil futures prices, (b) NYMEX oil futures implied volatility levels, and (c) delivery volumes remaining at each calendar month until the Facility Termination Date.

D. Transaction Terms. Clause (u) of the Specified Oil and Gas Provisions is amended to add the following definitions in their appropriate alphabetical locations:

"Natural Gas Transaction" means any Specified Oil and Gas Transaction in which the commodity covered is natural gas.

"Oil Transaction" means any Specified Oil and Gas Transaction in which the commodity covered is oil.

E. Specified Oil and Gas Transactions. The term "Specified Natural Gas Transaction" is renamed "Specified Oil and Gas Transaction", and clause (a) of such definition of such term is amended to read as follows:

"(a)	such Transaction is a cash-settled commodity transaction in which either (1) the sole commodity covered is oil or (2) the sole commodity covered is natural gas;"

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F. Volume Limitations. The Volume Limitations set forth in paragraph (g) of the Specified Oil and Gas Provisions are amended to read in their entirety as set forth on Schedule 1 hereto.

G. Conforming Changes. The terms in the Agreement set forth in the table below under the heading "Former Term" are renamed to be the terms set forth opposite them in the table below under the heading "New Term", and each reference in the Agreement to each such term is amended accordingly:

Former Term	New Term
Daily Average Natural Gas Mark-to-Market Amount	Daily Average Oil and Gas Mark-to-Market Amount
Intra-Year Natural Gas PFE	Intra-Year Oil and Gas PFE
Natural Gas PFE	Oil and Gas PFE
Natural Gas Hedge	Oil and Gas Hedge
Natural Gas Mark-to-Market Amount	Oil and Gas Mark-to-Market Amount
Specified Natural Gas Transaction	Specified Oil and Gas Transaction

Section 3. Additional Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Agreement is hereby further amended as follows:

A. Definitions. Clause (u) of the Specified Oil and Gas Provisions is amended by inserting the following new definitions (to the extent not already included in said clause (u)) in the appropriate alphabetical locations, and by restating to read in their entirety the following definitions (to the extent already included in said clause (u)), as follows:

"Acceptable Categories" of Proved Reserves means Proved Developed Producing Reserves, Proved Developed Non-Producing Reserves (both Proved Developed Behind Pipe Reserves and Proved Developed Shut In Reserves) and Proved Undeveloped Reserves.

"Credit Agreement" means the Fifth Amended and Restated Credit Agreement, dated as of January 28, 2005, among (inter alia) the Company, Party B, as Borrower, Bank of America, N.A. and Union Bank of California, N.A., as Co-Administrative Agents, Union Bank of California, N.A., as Administrative Paying, Receiving and Collateral Agent, the co-documentation agents referred to therein and the several lenders from time to time parties thereto, as such Credit Agreement is in effect on the date thereof and without giving effect to any amendments, modifications or supplements thereto, or waiver or termination thereof, after the date thereof, provided that if Party A (in its sole discretion) consents to any such amendment, modification, supplement or waiver expressly for purposes this Agreement, then the term "Credit Agreement" shall refer to the Credit Agreement as so amended, modified, supplemented or waived.

"Eligible Properties" means property interests of Party B and the other CHK Companies to which Acceptable Categories of Proved Reserves are attributable and which have oil and natural gas production, diversity and other characteristics acceptable to Party A in its sole discretion.

"Maximum Total Capacity" means U.S.$500,000,000.

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"Minimum Reserve Collateral Ratio" means 1.30 to 1.00.

"Proved", "Proved Developed Producing Reserves", "Proved Reserves", "Proved Developed Non-Producing Reserves", "Proved Developed Behind Pipe Reserves", "Proved Developed Shut In Reserves", "Proved Undeveloped Reserves" and "Producing" have the respective meanings given to them in the Definitions for Oil and Gas Reserves promulgated by the Society of Petroleum Engineers (or any generally recognized successors). For the avoidance of doubt, Proved Developed Non-Producing Reserves include both Proved Developed Behind Pipe Reserves and Proved Developed Shut In Reserves.

"Reserve Value Percentage" means, for each Acceptable Category of Proved Reserves, the percentage specified in the table below opposite the reference to such Acceptable Category:

Acceptable Category	Reserve Value Percentage
Proved Developed Producing Reserves	100%
Proved Developed Non-Producing Reserves (both Proved Developed Behind Pipe Reserves and Proved Developed Shut In Reserves)	75%
Proved Undeveloped Reserves	50%

For the avoidance of doubt, the Reserve Value Percentage for any other category of reserves property shall be equal to zero.

"Scheduled Maturity Date" means May 31, 2010, provided that the Scheduled Maturity Date may be extended at any time and from time to time to May 31 in any subsequent year if Party A and Party B so agree (it being understood that no party shall be obligated to agree to any such extension of the Scheduled Maturity Date, and may withhold its consent to any such extension in its sole discretion).

"Value" means, as of any date of determination:

(a)	with respect to Cash, the amount thereof;

(b)	with respect to a Letter of Credit, the amount then available to be unconditionally drawn by Party A under the terms of such Letter of Credit, provided that if:

(1)	such Letter of Credit is not a UBOC Letter of Credit and the stated expiry date of such Letter of Credit is less than 30 days after such date of determination;

(2)	such Letter of Credit is then an Ineligible Letter of Credit; or

(3)	a Letter of Credit Default occurs with respect to such Letter of Credit,

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then the Value of such Letter of Credit as of such date shall be equal to U.S.$0;

(c)

with respect to any Mortgaged Properties, the sum, for each Acceptable Category of Proved Reserves attributable thereto, of (1) the value of the Proved Reserves of such Acceptable Category attributable thereto (determined taking into account all remaining production volumes as of such date of determination), all as reasonably determined by the Calculation Agent, multiplied by (2) the Reserve Value Percentage for such Acceptable Category; and

(d)	with respect to any other property, U.S.$0.

In making its determination under clause (c) above, the Calculation Agent will determine the expected nominal future cash flows of such reserves (based on the then-most recent Reserve Reports and utilizing commodity prices based on the Calculation Agent's then-current standard internal commodity "price decks" used by it for evaluating and making credit decisions for Party B and other similar commodity exploration and production companies with which Party A has existing or prospective credit exposure, provided that the Calculation Agent shall be entitled to use its own estimates of, among other things, natural gas liquids prices and production volumes), net of expenses estimated by the Calculation Agent (including the Calculation Agent's estimates of operating expenses, capital costs and any environmental, remediation and other costs and expenses related to such reserves), and discount such net nominal future cash flows back to the date of determination using a discount rate of 9% per annum.

C. Reserve Collateral. Clauses (j)(2) and (3) of the Specified Oil and Gas Provisions are restated to read in their entirety as follows:

"(2)

Estimate of Calculation Date Oil and Gas PFE. By no later than the date (a "Pre-Calculation Date") that is 60 days prior to each Calculation Date falling after the Effective Date, the Calculation Agent shall give written notice (a "Pre-Calculation Date Collateral Notice") to Party A and Party B setting forth:

(w)	the Calculation Agent's good faith projection of Oil and Gas PFE as of such Calculation Date and the Forward Reserve Collateral Value as of such Calculation Date;

(x)	the ratio (the "Estimated Reserve Collateral Ratio") of such Forward Reserve Collateral Value to such projected Oil and Gas PFE;

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(y)

if such Estimated Reserve Collateral Ratio is less than the Minimum Reserve Collateral Ratio, the Forward Value of additional Acceptable Categories of Proved Reserves of Eligible Properties that will need to be pledged to Party A so that the Estimated Reserve Collateral Ratio (determined taking into account such additional collateral) is equal to the Minimum Reserve Collateral Ratio (a "Deficiency Amount"); and

(z)

the Forward Value of additional Acceptable Categories of Proved Reserves of Eligible Properties (if any) that, if pledged to Party A, would result in Available Capacity being equal to Maximum Total Capacity (an "Optional Amount"), it being understood that no properties are required to be pledged to Party A pursuant to this clause (z).

If the Pre-Calculation Date Collateral Notice with respect to any Calculation Date specifies a Deficiency Amount, then Party B shall, at its own cost and expense, promptly (and in any event by no later than three Local Business Days prior to such Calculation Date) execute and deliver one or more Mortgages encumbering Eligible Properties having Acceptable Categories of Proved Reserves attributed thereto having an aggregate Forward Value equal to such Deficiency Amount and take the related actions required under clause (o) below.

In addition, if the Pre-Calculation Date Collateral Notice with respect to any Calculation Date specifies an Optional Amount, then Party B may (if in its sole discretion it elects to do so), at its own cost and expense, on or prior to the date three Local Business Days prior to such Calculation Date execute and deliver one or more Mortgages encumbering Eligible Properties having Acceptable Categories of Proved Reserves attributed thereto having an aggregate Forward Value equal to such Optional Amount and take the related actions required under clause (o) below.

For purposes of this clause (2), determinations of the Forward Reserve Collateral Value and Forward Value will be made on each Pre-Calculation Date, but will be made as if such determinations were in fact being made on the immediately following Calculation Date. Accordingly, references in the definitions of "Forward Reserve Collateral Value" and "Forward Value" to a "date of determination" will mean such Calculation Date rather than such Pre-Calculation Date.

(3)

Recalculation of Calculation Date Oil and Gas PFE. On each Calculation Date, the Calculation Agent shall give written notice (a "Calculation Date Collateral Notice") to Party A and Party B setting forth:

(w)

the Oil and Gas PFE as of such Calculation Date and the Forward Reserve Collateral Value (determined taking into account the additional collateral (if any) pledged under clause (2) above) as of such Calculation Date;

(x)	the ratio (the "Actual Reserve Collateral Ratio") of such Forward Reserve Collateral Value to such Oil and Gas PFE;

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(y)	if such Actual Reserve Collateral Ratio is less than the Minimum Reserve Collateral Ratio:

(I)

the Forward Value of additional Acceptable Categories of Proved Reserves of Eligible Properties that will need to be pledged to Party A so that the Actual Reserve Collateral Ratio (determined taking into account such additional collateral) is equal to the Minimum Reserve Collateral Ratio (also, a "Deficiency Amount"); and

(II)	such Deficiency Amount divided by the Minimum Reserve Collateral Ratio (the "Cash Deficiency Amount"); and

(z)

the Forward Value of additional Acceptable Categories of Proved Reserves of Eligible Properties (if any) that, if pledged to Party A, would result in Available Capacity being equal to Maximum Total Capacity (also, an "Optional Amount"), it being understood that no properties are required to be pledged to Party A pursuant to this clause (z).

If the Calculation Date Collateral Notice with respect to any Calculation Date specifies a Deficiency Amount, then Party B shall, at its own cost and expense:

(A)

promptly (and in any event within one Local Business Day after such Calculation Date) deliver to Party A Cash or Letters of Credit pursuant to the Credit Support Annex having an aggregate Value equal to the Cash Deficiency Amount (such Cash and Letters of Credit, "Temporary Reserve Collateral"); and

(B)

within 60 days after such Calculation Date, execute and deliver one or more Mortgages encumbering Eligible Properties having Acceptable Categories of Proved Reserves attributed thereto having an aggregate Forward Value equal to such Deficiency Amount and take the related actions required under clause (o) below (whereupon Party A shall return such Temporary Reserve Collateral to Party B in accordance with the terms set forth in the Credit Support Annex).

In addition, if the Calculation Date Collateral Notice with respect to any Calculation Date specifies an Optional Amount, then Party B may (if in its sole discretion it elects to do so), at its own cost and expense, on or prior to the date that is 60 days after such Calculation Date, execute and deliver one or more Mortgages encumbering Eligible Properties having Acceptable Categories of Proved Reserves attributed thereto having an aggregate Forward Value equal to such Optional Amount and take the related actions required under clause (o) below."

Section 4. Other Agreements. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the parties agree as follows:

A. Securitization Subsidiaries. Notwithstanding anything in clause (q) of the Specified Oil and Gas Provisions to the contrary, no "Securitization Subsidiary" (as such term is defined in the Credit Agreement) shall be required to become a Subsidiary Guarantor under the Guaranty or

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to become a Mortgagor under a Mortgage, provided that no Subsidiary of the Company shall become a "Securitization Subsidiary" for purposes of the Credit Agreement if it is, at such time, a Guarantor or a Mortgagor.

B. Collateral and Guarantor Release Provisions. For the avoidance of doubt, the parties hereto acknowledge and agree that the incorporation of provisions of the Credit Agreement (including any incorporation of the definition of "Collateral Release Date") by reference into the Agreement (including pursuant to clause (l)(iv) of Part 4 of the Schedule to the Agreement and clause (p) of the Specified Oil and Gas Provisions) do not and will not obligate Party A to release any of the Mortgaged Properties or to release any Guarantor from any of its obligations under the Guaranty (it being understood that Party A shall be obligated to release Collateral only to the extent expressly required under clauses (l) and (m) of the Specified Oil and Gas Provisions, the Mortgages and the Credit Support Annex, and Party A shall be obligated to release Subsidiary Guarantors from their obligations under the Guaranty only to the extent expressly required under clause (q) of the Specified Oil and Gas Provisions and the Guaranty).

Section 5. Conditions Precedent. As provided in Sections 2, 3 and 4 hereof, the amendments to the Agreement set forth in said Sections 2 and 3 and the agreements set forth in said Section 4 shall each become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

A. Execution and Delivery, Etc. Party A shall have received this Amendment, duly executed by Party A, Party B and the Credit Support Providers.

B. Credit Agreement. The Credit Agreement shall be in full force and effect, and Party A shall have received a copy of the Credit Agreement (together with the schedules and exhibits thereto), in form and substance satisfactory to Party A and certified as true, correct and complete by a Financial Officer of Party B.

Section 6. Representations. Party B hereby represents and warrants to Party A that, after giving effect hereto:

(a) the representations and warranties contained in the Agreement and each other Secured Trading Line Document are correct on and as of the date hereof as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

(b) no event has occurred and is continuing that constitutes an Event of Default or Potential Event of Default.

Section 7. Costs and Expenses. Without limiting anything in the Agreement, Party B agrees to pay on demand all reasonable costs and expenses of Party A in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special counsel to Party A.

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Section 8. Miscellaneous. Except as herein provided, the Agreement and each of the other Secured Trading Line Documents shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment is governed by, and will be construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of law doctrine).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DEUTSCHE BANK AG		CHESAPEAKE EXPLORATION LIMITED PARTNERSHIP
By:	/s/BRADLEY BLESIE	By:	Chesapeake Operating, Inc., its general partner
Name: Bradley Blesie Title: Managing Director
By: /s/MARTHA A. BURGER
Name: Martha A. Burger Title: Treasurer and Sr. V.P.
By:	/s/BRUCE GARNER
Name: Bruce Garner Title: Managing Director

CREDIT SUPPORT PROVIDER CONFIRMATION

The undersigned hereby severally consent and agree to the foregoing Amendment for all purposes of the Guaranty (as defined in the Agreement referred to above) and the other Secured Trading Line Documents (as so defined):

CHESAPEAKE ENERGY CORPORATION, as Parent

Guarantor

By:	/s/ MARTHA A. BURGER
Name: Martha A. Burger
Title: Treasurer and Sr. V.P.

SUBSIDIARY GUARANTORS:

GOTHIC PRODUCTION, L.L.C.

CARMEN ACQUISITION, L.L.C.

CHESAPEAKE ROYALTY, L.L.C.

CHESAPEAKE EP, L.L.C.

CHESAPEAKE ORC, L.L.C.

JOHN C. OXLEY, L.L.C.

CHESAPEAKE ENO ACQUISITION, L.L.C.

MAYFIELD PROCESSING, L.L.C.

MC MINERAL COMPANY, L.L.C.

CHESAPEAKE ACQUISITION, L.L.C.

CHESAPEAKE PERMIAN ACQUISITION, L.L.C.

CHESAPEAKE LAND COMPANY, L.L.C.

By:	/s/ MARTHA A. BURGER
Name: Martha A. Burger
Title: Treasurer and V.P.

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CHESAPEAKE ZAPATA, L.P.

CHESAPEAKE LOUISIANA, L.P.

CHESAPEAKE PERMIAN, L.P.

CHESAPEAKE-STAGHORN ACQUISITION L.P.

CHESAPEAKE SIGMA, L.P.

CHESAPEAKE NFW, L.P.

By:	Chesapeake Operating, Inc., its general partner

By:	/s/ MARTHA A. BURGER
Name: Martha A. Burger
Title: Treasurer and Sr. V.P.

MIDCON COMPRESSION, L.P.

By:	Chesapeake Energy Marketing, Inc., its general partner

By:	/s/ MARTHA A. BURGER
Name: Martha A. Burger
Title: Treasurer and V.P.

CHESAPEAKE ENERGY LOUISIANA CORPORATION

CHESAPEAKE ENERGY MARKETING , INC.

NOMAC DRILLING CORPORATION

CHESAPEAKE PRH CORP.

CHESAPEAKE SOUTH TEXAS CORP.

OXLEY PETROLEUM CO.

CHESAPEAKE OPERATING, INC.

By:	/s/ MARTHA A. BURGER
Name: Martha A. Burger
Title: Treasurer and V.P.

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SCHEDULE 1

to Amendment No. 1

Amendment to Volume Limitations

As provided in Section 2.F. of the Amendment to which this Schedule 1 is attached, the Volume Limitations set forth in paragraph (g) of the Specified Oil and Gas Provisions are amended to read in their entirety as set forth below:

(g)

Volume Limitations. Party B hereby agrees that it shall not (and it shall not permit any other CHK Company to) enter into, or have outstanding, any Oil and Gas Hedges other than Oil and Gas Hedges entered into with the purpose and effect of hedging price or basis risk on oil and natural gas expected to be produced and attributable to the interests of the CHK Companies, provided that at all times:

(1)	no Price Hedge has, or fixes a price for, a term including any month later than 60 months from the date such Price Hedge is entered into;

(2)

the Net Volume for all Price Hedges for each Hedged Commodity for each single future month (determined, in the case of Oil and Gas Hedges that are not settled on a monthly basis, by a monthly proration acceptable to Party A) is greater than or equal to zero and less than or equal to the Specified Production for such Hedged Commodity for such month;

(3)

the Net Basis Position for all Basis Hedges for each Hedged Commodity for each single future month (determined, in the case of Oil and Gas Hedges that are not settled on a monthly basis, by a monthly proration acceptable to Party A) is greater than or equal to zero and less than or equal to the Specified Production for such Hedged Commodity for such month;

(4)

the Net Contract Volume for all Price Hedges under this Agreement for each Hedged Commodity for each single future month (determined, in the case of Oil and Gas Hedges that are not settled on a monthly basis, by a monthly proration acceptable to Party A) is greater than or equal to zero and less than or equal to the Specified Production for such Hedged Commodity for such month; and

(5)

the Net Contract Basis Position for all Basis Hedges under this Agreement for each Hedged Commodity for each single future month (determined, in the case of Oil and Gas Hedges that are not settled on a monthly basis, by a monthly proration acceptable to Party A) is greater than or equal to zero and less than or equal to the Specified Production for such Hedged Commodity for such month.

The restrictions set forth in this clause (g) are referred to herein as the "Volume Limitations".

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Party B hereby agrees to deliver to Party A, within five Local Business Days after the end of each calendar quarter ending in March, June, September and December, commencing with June 2004, a report (a "Volume Report") setting forth in reasonable detail the volumes of oil and natural gas, respectively, covered by each Oil and Gas Hedge to which each CHK Company is a party, broken out monthly by Hedged Commodity and separately identifying volumes for each CHK Company for such month, volumes for Long Price Hedges, Short Price Hedges, Long Basis Hedges and Short Basis Hedges for such month (each broken out for Oil and Gas Hedges under this Agreement and Oil and Gas Hedges not under this Agreement) and volumes of Specified Production for each Hedged Commodity for such month, all in form, scope and detail satisfactory to Party A and setting forth such supporting detail as Party A may request.

Each Volume Report shall be accompanied by a certificate of a Financial Officer of Party B (with such certification under no circumstances conflicting with any similar certificate provided by Party B or any of its Affiliates to other parties under any credit agreement or other financing arrangement) stating that (x) the information set forth therein is true and correct on and as of the date on which such Volume Report is delivered and (y) the Budget Basis Projected Production reported therein is based on reasonable estimates, information and assumptions and that such Financial Officer has no reason to believe that such Budget Basis Projected Production is incorrect or misleading in any material respect.

As used herein:

"Hedged Commodity" means, in respect of each Oil Transaction, oil; and, in respect of each Natural Gas Transaction, natural gas.

"Basis Hedge" means each Oil and Gas Hedge that hedges only basis differential risk. A Basis Hedge is referred to herein as a "Long Basis Hedge" if a CHK Company would benefit from an increase in basis differentials for the Hedged Commodity thereunder and as a "Short Basis Hedge" if a CHK Company would benefit from a decrease in basis differentials for the Hedged Commodity thereunder. For such purposes, the term "basis differentials" will be determined by the Calculation Agent in accordance with recognized industry practices.

"Price Hedge" means each Oil and Gas Hedge (other than a Basis Hedge). A Price Hedge is referred to herein as a "Long Price Hedge" if a CHK Company would benefit from an increase in prices of the Hedged Commodity thereunder and as a "Short Price Hedge" if a CHK Company would benefit from a decrease in prices of the Hedged Commodity thereunder.

"Oil and Gas Hedge" means (a) any agreement (including each confirmation entered into under a master agreement) providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving oil or natural gas or oil or natural gas prices, volumes or basis differentials, or indexes based on any of the foregoing, (b) any oil or natural gas option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement covering or referencing oil or natural gas or oil or natural gas prices, volumes or basis differentials.

"Net Basis Position" means, for each Hedged Commodity for each month as at any date of determination, an amount (which may be less than zero) equal to:

(x)	the aggregate notional quantity or volume of such Hedged Commodity for that month under all outstanding Short Basis Hedges for such Hedged Commodity; minus

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(y)	the aggregate notional quantity or volume of such Hedged Commodity for that month under all outstanding Long Basis Hedges for such Hedged Commodity.

"Net Contract Basis Position" means, for each Hedged Commodity for each month as at any date of determination, an amount (which may be less than zero) equal to:

(x)	the aggregate notional quantity or volume of such Hedged Commodity for that month under all outstanding Short Basis Hedges under this Agreement for such Hedged Commodity; minus

(y)	the aggregate notional quantity or volume of such Hedged Commodity for that month under all outstanding Long Basis Hedges under this Agreement for such Hedged Commodity.

"Net Volume" means, for each Hedged Commodity for each month as at any date of determination, an amount (which may be less than zero) equal to:

(x)	the aggregate notional quantity or volume of such Hedged Commodity for that month under all outstanding Short Price Hedges for such Hedged Commodity; minus

(y)	the aggregate notional quantity or volume of such Hedged Commodity for that month under all outstanding Long Price Hedges for such Hedged Commodity.

"Net Contract Volume" means, for each Hedged Commodity for each month as at any date of determination, an amount (which may be less than zero) equal to:

(x)	the aggregate notional quantity or volume of such Hedged Commodity for that month under all outstanding Short Price Hedges under this Agreement for such Hedged Commodity; minus

(y)	the aggregate notional quantity or volume of such Hedged Commodity for that month under all outstanding Long Price Hedges under this Agreement for such Hedged Commodity.

"Specified Production" means, for each month as at any date of determination:

(x)	if such month is or is prior to the 36th month after the month in which such determination is being made, 100% of Budget Basis Projected Production projected to be produced during such month, and

(y)	if such month is later than the 36th month after the month in which such determination is being made, 100% of Adjusted SPE Projected Production projected to be produced during such month.

                For such purposes:

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"Adjusted SPE Projected Production" means, for any month, the sum of:

(A)	SPE Basis Projected Production for such month attributable to reserves that are, at the time of determination, classified as Producing Reserves; plus

(B)	25% of SPE Basis Projected Production for such month attributable to Proved Reserves that are not, at the time of determination, classified as Producing Reserves.

"Budget Basis Projected Production" means, for each Hedged Commodity at any time of determination, the projected production of such Hedged Commodity (measured by volume unit or BTU equivalent, not sales price) from properties and interests owned by any CHK Company which are located in or offshore of the United States and Canada, as such production is projected in the most recent reports delivered by Party B pursuant to this Agreement for purposes of management planning and budgeting, determined after deducting projected production from any properties or interests sold or under contract for sale that had been included in such report and after adding projected production from any properties or interests acquired or under contract to be acquired by any CHK Company that had not been reflected in such report, all as reported by Party B to Party A hereunder.

"SPE Basis Projected Production" means, for each Hedged Commodity at any time of determination, the projected production of such Hedged Commodity (measured by volume unit or BTU equivalent, not sales price) from properties and interests owned by any CHK Company which are located in or offshore of the United States and Canada attributable to the portion of the reserves categorized as Proved, as such production is projected in the most recent Reserve Reports delivered pursuant to this Agreement, after deducting projected production from any properties or interests sold or under contract for sale that had been included in such report and after adding projected production from any properties or interests acquired or under contract to be acquired by any CHK Company that had not been reflected in such report, all as reported by Party B to Party A hereunder.

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